The View from the Road

Observations on the Problems in the Pension Sector

by Chang Suh and Lesyllee White

August 2009

The Marketing and Portfolio Management staff of the AFL-CIO Housing Investment Trust has spent substantial time on the road in the last nine months, communicating with HIT investors around the country. They have traveled the country and talked to fund administrators, trustees, chief investment officers, and consultants from coast to coast. In these meetings and  conversations, they have listened to reports of the unprecedented difficulties confronting fund managers in this economy, and they have seen the devastating effects of job losses, home foreclosures and the credit crisis on individuals and their communities. “We have learned a lot about how pension plans are attempting to cope with this investment environment,” reports Lesyllee White, Director of Marketing. Chang Suh, Executive Vice President and Chief Portfolio Manager, adds: “Pension plans are hurting, and there’s no easy fix. The repercussions may be felt by pension beneficiaries long after the economy recovers.”

Lesyllee White and Chang Suh share some observations on pension investments in these difficult times.

Huge Pension Losses

Lesyllee White: Underperforming markets have had a tremendous, negative impact on the HIT’s clients. Many of our participating pension plans have lost 25% to 30% of their value in the last year, some even more.

In this difficult market, the HIT has been a source of good news for our clients’ portfolios. When we go out to make presentations to fund trustees, we are consistently greeted with positive comments. People keep telling us that the HIT is outperforming most of their other fund managers. They appreciate the high credit quality of the HIT’s holdings, which have performed well in relation to other fixed-income securities and are helping balance some of their losses in equities. They also are pleased that, with their investment in the HIT, what you see is what you get. Our investments and performance are fully reported to our investors, so there are no surprises about credit quality or risk, and the HIT’s rigorous valuation process provides a solid basis for the value ascribed to the portfolio. We also get favorable comments on HIT’s policies of not leveraging the portfolio through borrowing or derivatives and not investing in subprime mortgages, which have protected investors from exposure to losses in a volatile market. As one of our investors said to me, “The HIT’s portfolio strategy allows me to sleep at night!”

This recession has created a greater recognition of the importance of having high credit quality securities in a fund’s portfolio, like those in which the HIT invests. That’s a message we reinforce in our meetings with investors.

Miscalculations Driven by Need

Chang Suh: Many of the losses pension plans have experienced in the past two years reflect, in hindsight, some poor decisions on managing risk over the past decade or more. Specifically, many portfolios did not focus on liquidity and many took too much credit risk. Pension plans are faced with real pressure to increase returns to meet their actuarial targets, so they have shifted a substantial amount of their assets out of fixed-income into riskier alternative investments, chasing higher returns. Until 1996, fixed-income was the largest investment class for Taft-Hartley pension plans, but now it is as little as 20% of some pension portfolios. Even within their fixed-income allocations, there is more emphasis on riskier bonds. Some of those fixed-income investments are corporate bonds, whose performance is highly correlated with equities. Corporate bonds do not provide the diversification expected from fixed-income investments. These higher-risk strategies helped exacerbate pension plan losses.

When we look at what has happened to pension capital in this recession, we have to ask: How far should pension plans go to pursue higher returns? What is a prudent level of risk?

I think the answer lies in remembering the importance of preserving capital, which can be achieved by increasing core fixed-income investments in the portfolio. The HIT, with its high credit quality investments and its specialization in multifamily securities, has been able to produce positive returns and outperform its benchmark during this crisis. With its strict investment guidelines, the HIT never followed the crowd that sought to inflate returns with higher-risk investments like subprime mortgage securities. It has remained true to its philosophy of responsible investing and has provided competitive risk-adjusted returns for its investors.

Urgent Needs for Economic Stimulus

Ms. White: The HIT’s collateral benefits are also important to the investors we have talked to in recent months. They appreciate that on top of the competitive returns, HIT investments generate good, family-supporting jobs, and housing that is affordable to working people. More than ever, we have been hearing deep concerns about the number of union members losing their jobs all across the country, and our investors from the building trades face record levels of unemployment in their industry.

When we were in New York City in June, City pension trustees and investment staff ranked the severe shortage of affordable housing near their employers as one of the biggest problems faced by municipal employees.

 As a response to the need for housing affordable to middle-income workers like these, the HIT is undertaking an ambitious new workforce housing initiative in New York City and other major urban areas. We are seeking out investments that will increase the supply of housing affordable to middle-income households, so that teachers, police, firefighters and other urban workers will not be priced out of housing in the cities where their jobs are. In New York City, our goal is to commit $500 million over the next four years to help finance 5,000 to 10,000 units of workforce housing.

Right now there are thirteen HIT-financed projects under construction in ten cities that will create more than 1,500 housing units. These projects represent $310 million of construction activity and are expected to generate more than 2,000 union construction jobs. That is the kind of economic stimulus many communities say they need in these difficult times.

There is a lot of interest in our product right now. The HIT is a timely answer to many of our investors’ most urgent needs: performance, credit quality and a stimulus for their local economy.

Looking to the Future

Mr. Suh: Pension plans have lost trillions of dollars in this downturn. It will take a long time for them to recover from those losses, putting the retirement security of millions of workers at risk far into the future.

Ms. White: The Center for Retirement Research at Boston College put the losses for defined benefit plans at $1.9 trillion in the year following the market’s peak, from October 2007 to October 2008.1 The actuarial pressures on pension plans were bad enough before the current recession, and they continue to get worse as the number of retirees grows relative to the active workforce. In 1950, there were 50 active workers making contributions into pension plans for every pensioner. By 2050, that ratio is projected to be 2.5 active workers for each retiree.2 Funds that have taken heavy losses will have some serious choices to make. Will they try to recover lost value by increasing their contribution rates? Will they change the benefit structure

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1  Alicia H. Munnell et al., “The Financial Crisis and State/Local Defined Benefit Plans,” Center for Retirement Research, Boston College (November 2008, no. 8019).

2  Elmer Huh and Sarah McLellan, “The Tale of Two Pension Reforms: A U.S.-Japan Comparison,” Pensions (2006) 12, 33–42.

to reduce their payouts? Or will they continue chasing returns by taking still greater investment risks?

We have seen recently how the global financial crisis has affected three of California’s public pension funds – the California Public Employees’ Retirement System (CalPERS), California State Teachers Retirement System (CalSTRS) and the Orange County pension plan. CalPERS and CalSTRS are the two largest public pension funds in the country, and their combined losses represent almost $100 billion for the fiscal year ended June 30, or about one-quarter of each fund.3 In response, CalPERS is asking for higher contributions from local governments and adopting a 30-year fixed contribution schedule method.4 CalSTRS must petition the state for an increase.5 Orange County has decided that a change in its benefit structure is the best way for the county to deal with an unfunded liability of as much as $3 billion. The Orange County Board of Supervisors recently approved the restructuring of the county’s retirement plan to replace the traditional defined benefit pension plan with a two-tier plan that will be part defined benefit, part 401(k)-style defined contribution.6

We take pride in never losing sight of the reason why the HIT exists, which is to provide competitive risk-adjusted returns to our investors – the Taft-Hartley and public employee pension plans and their union member beneficiaries. As a internally-managed fund, the goals of the HIT and its investors are “mutual” in the original meaning of the mutual fund, when these funds were managed internally rather than by a separate fund manager.7 The HIT’s investors are its owners, and there is no management firm or third party marketing entity collecting fees. The earnings from HIT investments go directly to our investors, minus only the actual costs of operations. This mutual structure is a model that recognizes the solemn trust implicit in managing the pension savings of America’s working men and women. This is the mission of the AFL-CIO Housing Investment Trust, and is a charge we take very seriously.

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT collect at 202-331-8055 or visit www.aflcio-hit.com. The prospectus should be read carefully before investing.

This article contains forecasts, estimates, opinions and other information that is subjective. Statements concerning economic, financial or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. It should not be considered as investment advice or a recommendation of any kind. All statistics are current as of July 30, 2009, unless otherwise noted.

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3  “California pension funds post $100 billion in losses,” www.marketwatch.com, July 21, 2009.

4  David Pitt, “CalPERS assets fall 23.4 percent in value for 2009,” www.ap.org, July 21, 2009.

5  Craig Karmin, “CalPERS has worst year, off 23.4%,” www.online.wsj.com, July 22, 2009.

6  Tami Abdollah, “Orange County seeks pension plan changes,” www.latimes.com, July 22, 2009.

7  John C. Bogle, “Re-mutualizing the Mutual Fund Industry – the Alpha and the Omega” (2004); essay based on a lecture delivered at Boston College Law School.